                                  EXHIBIT 10.1

                               EXCHANGE AGREEMENT


        EXCHANGE AGREEMENT ("AGREEMENT") dated as of this 10th day of October, 2001 by and among TSANN KUEN ENTERPRISE CO., LTD., a Taiwan corporation ("TKE"), TSANN KUEN U.S.A., INCORPORATED an Illinois corporation ("TKEUSA"), ACCESS NETWORK CORPORATION, a Nevada corporation ("ANC"), MARCI EVANS ("EVANS") and MICHAEL STANKIEWICZ ("STANKIEWICZ").


                                    RECITALS

        TKE owns 4,750 shares of the common stock of TKEUSA (the "TKEUSA SHARES"), which shares constitute all of the issued and outstanding capital stock of TKEUSA.

        TKE and ANC desire to effect the exchange of 12,000,000 shares of common stock of ANC (the "ANC SHARES") for the TKEUSA Shares upon the terms and subject to the conditions set forth herein.

        In consideration of the foregoing and the mutual covenants, representations, warranties and agreements hereinafter set forth, the parties hereto agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

        When used herein, the following terms shall have the meanings set forth below:

        "AFFILIATE" means, with respect to any given Person, any other Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. The term "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

        "ASSETS" means all properties, assets, Contracts, business, goodwill and rights of a Person as a going concern, of every kind, nature, character and description, tangible and intangible, wherever located and whether or not carried or reflected on the books and records of a Person on the Closing Date.

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

        "CONTRACT" means any contract, agreement, lease, license, arrangement, commitment, sales order, purchase order or any claim or right or any benefit or obligation arising thereunder or resulting therefrom and currently in effect, whether oral or written.

        "DOLLARS" and "$" means dollars in lawful currency of the United States of America.

        "EMPLOYEE BENEFIT PLAN" means any (i) nonqualified deferred compensation or retirement plan or arrangement which is an Employee Pension Benefit Plan,
(ii) qualified defined contribution retirement plan or arrangement which is an Employee Pension Benefit Plan, (iii) qualified defined benefit retirement plan or arrangement which is an Employee Pension Benefit Plan (including any Multiemployer Plan), or (iv) Employee Welfare Benefit Plan or material fringe benefit plan or program.

        "EMPLOYEE PENSION BENEFIT PLAN" has the meaning set forth in ERISA
Section 3(2).

        "EMPLOYEE WELFARE BENEFIT PLAN" has the meaning set forth in ERISA
Section 3(1).

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

        "EXCHANGE ACT" shall mean the United States Securities Exchange Act of 1934, as amended.

        "EXPORT CONTROL LAWS" shall mean all laws, now or hereafter in effect, and in each case as amended or supplemented from time to time, and any judicial or administrative interpretations thereof, relating to the export or reexport of commodities and technologies. Export Control Laws include, but are not limited to, the Export Administration Act of 1979 (24 U.S.C. Sections 2401-2420); the International Emergency Economic Powers Act (50 U.S.C. Sections 1701-1706); the Trading with the Enemy Act (50 U.S.C. Sections 1 et seq); the Arms Export Control Act (22 U.S.C. Sections 2778, 2779); and the International Boycott Provisions of Section 999 of the Code.

        "GAAP" shall mean generally accepted accounting principles in the United States as of the date of this Agreement consistently applied.

        "INTELLECTUAL PROPERTY" means any and all (i) inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, (ii) trademarks, service marks, trade dress, logos, trade names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (iii) copyrightable works, whether or not registered, all copyrights, and all applications, registrations, and renewals in connection therewith, (iv) mask works and all applications, registrations, and renewals in connection therewith, (v) trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, blueprints, sketches, storyboards, models, engineering drawings, specifications, customer and supplier lists, pricing



                                       2
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and cost information, and business and marketing plans and proposals), (vi)
computer software (including data and related documentation), (vii) other proprietary rights and Know-how, (viii) copies and tangible embodiments thereof (in whatever form or medium) and (ix) licenses and sublicenses granted and obtained with respect thereto, and rights thereunder.

        "KNOW-HOW" means any and all technical knowledge, proprietary rights, patented or unpatented inventions, trade secrets, analytical methodology, processes, data and all other information or experience possessed by, as the case may be, ANC or TKEUSA, or which ANC or TKEUSA have the right to use.

        "LIABILITIES" means any direct or indirect liability, indebtedness, claim, loss, damage, deficiency, obligation or responsibility, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, known or unknown, contingent or otherwise.

        "LIEN" means any mortgage, lien, pledge, charge, security interest, license, lease, claim, restriction, option, conditional sale or installment Contract or encumbrance of any kind.

        "PERSON" shall include an individual, a partnership, a corporation, a limited liability company or a division or business unit thereof, a trust, an unincorporated organization, a government or any department or agency thereof and any other entity.

        "SECURITIES ACT" shall mean the United States Securities Act of 1933, as amended.

                                  ARTICLE II.

                               EXCHANGE OF SHARES

        2.1. DELIVERY OF TKEUSA SHARES. Upon the terms and subject to the conditions of this Agreement, on the Closing Date, TKE shall sell, transfer, assign and convey to ANC, and ANC shall acquire, the TKEUSA Shares, and TKE shall deliver to ANC share certificates representing the TKEUSA Shares, duly endorsed to ANC or accompanied by stock powers duly executed in proper form for transfer.

        2.2. ISSUANCE OF ANC SHARES. In consideration of and in exchange for the TKEUSA Shares, ANC shall, at the Closing, sell, transfer, assign and convey to TKE, and TKE shall acquire, the ANC Shares, and ANC shall deliver to TKE share certificates representing newly issued ANC Shares.

        2.3. ESCROW OF SHARES. Prior to the Closing, TKE shall deliver to Piper Marbury Rudnick & Wolfe LLP (the "Escrow Agent") the certificate(s) representing TKEUSA Shares and ANC shall deliver to the Escrow Agent the certificate representing the ANC Shares. The Escrow Agent shall release the TKEUSA Shares to ANC and the ANC Shares to TKE upon the completion of the Closing.



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

                                  ARTICLE III.

                                     CLOSING

        3.1. CLOSING. The closing (the "CLOSING") of the transactions contemplated hereby shall be held at the offices of Piper Marbury Rudnick & Wolfe LLP located at 1251 Avenue of the Americas, New York, New York, at 10:00 a.m., local time, on or before October 15, 2001 or within five (5) days after the conditions contained in Articles VII and VIII have been satisfied or waived or at such other place and time as may be agreed upon by the parties hereto. The time and date of the Closing is referred to herein as the "CLOSING DATE." At the Closing, in addition to the exchange of the TKEUSA Shares and the ANC Shares, the parties hereto shall deliver such, certificates, opinions and other documents as are specified in Articles VII and VIII.

        3.2. WARRANTS. At Closing, ANC shall grant to Astral Holdings Limited or its designees warrants to purchase 750,000 shares of ANC's Common Stock at an exercise price of $.001 per share.

        3.3. TRANSFER TAXES. Each of TKE and ANC, as the case may be, shall be responsible for any transfer and similar taxes assessed or payable by each of them in connection with the sale and transfer of the TKEUSA Shares or the ANC Shares, as the case may be, and the transactions contemplated hereby.

                                  ARTICLE IV.

                         REPRESENTATIONS AND WARRANTIES
                                OF TKE AND TKEUSA

        TKE and TKEUSA, jointly and severally, represent and warrant to, and agree with, ANC as follows:

        4.1.    ORGANIZATION.

                (a) TKEUSA is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois. TKEUSA has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. TKEUSA is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the property owned, leased or operated by TKEUSA or the nature of the business conducted by it makes such qualification necessary. TKEUSA has heretofore made available to ANC true, accurate and complete copies of TKEUSA's Articles of Incorporation and By-Laws as in effect on the date hereof and minutes of all meetings of the stockholders and directors of TKEUSA held through and including the date of this Agreement. TKEUSA is not in violation of any of the provisions of its Articles of Incorporation or By-Laws.

                (b) Each of TKE and TKEUSA has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.



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

The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors and, if necessary, the stockholders of TKE and TKEUSA and no other corporate proceedings on the part of TKEUSA or TKE are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by TKE and TKEUSA and constitutes the legal, valid and binding obligations of TKE and TKEUSA, enforceable against them in accordance with its terms.

        4.2. CAPITALIZATION. TKEUSA has authorized capital stock of 1,000,000 shares of Common Stock, par value $1.00 per share, of which 4,750 shares are issued and outstanding as of the date hereof. All issued and outstanding shares of capital stock of TKEUSA have been duly authorized, validly issued, fully paid, nonassessable and are free of preemptive rights. There are no other convertible securities, options, warrants, subscription calls or other rights or agreements, arrangements or commitments obligating TKEUSA to issue, transfer or sell any of its securities. None of such issued and outstanding shares is the subject of any voting trust agreement or other agreement relating to the voting thereof or restricting in any way the sale or transfer thereof.

        4.3. SHARE OWNERSHIP. TKE is the record and beneficial owner of all of the TKEUSA Shares free and clear of any Lien. None of the TKEUSA Shares are the subject of any voting trust agreement or other agreement relating to the voting thereof or restricting in any way the sale or transfer thereof except for this Agreement.

        4.4.    NO CONFLICT; REQUIRED FILINGS AND CONSENTS.

                (a) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, (i) conflict with or violate any law, regulation, court order, judgment or decree, (ii) violate or conflict with the Articles of Incorporation or By-Laws of TKEUSA or charter documents of TKE, or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination or cancellation of any Contract, permit, license or franchise to which TKEUSA or TKE is bound or affected, except for conflicts, violations, breaches or defaults which, in the aggregate, would not have a material adverse effect on the business, operations, Assets, Liabilities, condition (financial or otherwise), results of operations or prospects (a "MATERIAL ADVERSE EFFECT") of TKEUSA.

                (b) The execution, delivery or performance of this Agreement does not, and the consummation of the transactions contemplated hereby will not, require any notice, report or other filing with any governmental authority, domestic or foreign, or require any waiver, consent, approval or authorization of any Person or any governmental or regulatory authority, domestic or foreign.



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

        4.5.    FINANCIAL STATEMENTS.

                (a) TKEUSA's balance sheets at December 31, 1999 and June 30, 2000 (the "TKEUSA BALANCE SHEETS"), and the related statements of income, changes in stockholders' equity and cash flows for the year ended December 31, 1999 and for the six month period ended June 30, 2001 (the "TKEUSA FINANCIAL STATEMENTS"), all certified by Chen & Fan Accountancy Corporation, independent certified public accountant, copies of which have been delivered by TKEUSA to ANC, fairly present the financial condition of TKEUSA as of said dates and the results of its operations for the periods then ended, in conformity with GAAP for the periods covered (other than, in the case of interim financial statements, for normal year-end adjustments). The TKEUSA Financial Statements
(x) are in accordance with the books and records of TKEUSA and (y) present fairly the financial position and results of operations of TKEUSA at the dates and for the periods to which they relate. TKEUSA has maintained its books of account on a consistent basis, and such books and records are, and during the periods covered by the TKEUSA Financial Statements were, correct and complete in all material respects, fairly and accurately reflect and reflected the income, expenses, assets and liabilities of TKEUSA, and provide and provided a fair and accurate basis for the preparation of the TKEUSA Financial Statements and of the tax returns and reports of TKEUSA.

                (b) Except and as to the extent reflected in the TKEUSA Balance Sheets, on June 30, 2001, TKEUSA did not have any direct or indirect Liabilities, whether due or to become due, or arising out of transactions entered into, or any state of facts existing, on or prior to June 30, 2001 which would be required to be reflected on the June 30, 2001 balance sheet in accordance with GAAP.

        4.6. REAL AND PERSONAL PROPERTY. TKEUSA has good and marketable title to, or valid leasehold or license interests in, all real property or other Assets used or held for use in the conduct of its business, including, without limitation, the Assets reflected on its books and records or acquired after the date thereof (other than those which have been disposed of in the ordinary course of business since such date), free and clear of any Liens, other than Liens for taxes not yet due and payable. All of the real property and Assets owned or leased by TKEUSA are in all material respects in working condition and repair, ordinary wear and tear excepted.

        4.7. NO UNDISCLOSED LIABILITIES. TKEUSA has had no direct or indirect Liabilities, whether due or to become due, or arising out of transactions entered into, or any state of facts existing on the date hereof which would have a Material Adverse Effect on TKEUSA.

        4.8. ABSENCE OF CERTAIN CHANGES. Since June 30, 2001 there has been no material adverse change in the condition (financial or otherwise), Assets, Liabilities, results of operations, business or prospects of TKEUSA, and nothing has occurred relative to the business or prospects of TKEUSA which would have a Material Adverse Effect on the future business of TKEUSA.

        4.9. TAX MATTERS. TKEUSA has filed all tax returns required to be filed by it (or has filed appropriate extensions therefor), has paid all taxes due whether identified on the tax returns or otherwise other than those being contested in good faith, and has made appropriate provision



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

for any taxes not yet due, and all such tax returns were true, correct and complete. None of the tax returns described in the preceding sentence or otherwise filed by TKEUSA contains or will contain a disclosure statement under
Section 6661 of the Code or any similar provision of state, local, foreign or other law. No assets of TKEUSA, and no Assets used in the business of TKEUSA, are subject to any Liens for taxes.

        4.10. LITIGATION. No material investigation or review by any governmental entity or regulatory body, foreign or domestic, with respect to TKEUSA is pending or, to the knowledge of TKEUSA or TKE, threatened against TKEUSA, and no governmental entity or regulatory body has advised TKEUSA of an intention to conduct the same. There is no claim, action, suit, investigation or proceeding pending or, to the knowledge of TKEUSA or TKE, threatened against or affecting TKEUSA at law or in equity or before any federal, state, municipal or other governmental entity or regulatory body, or which challenges the validity of this Agreement or any action taken or to be taken by TKE or TKEUSA pursuant to this Agreement. As of the date hereof, TKEUSA is not subject to, nor is there in existence, any outstanding judgment, award, order, writ, injunction or decree of any court, governmental entity or regulatory body relating to TKEUSA which would have a material adverse effect on TKEUSA.

        4.11. EMPLOYEE BENEFIT PLANS. Except for health insurance and other customary plans, TKEUSA does not maintain or contribute to, or is required to maintain or contribute to, any Employee Benefit Plan. To the knowledge of TKE or TKEUSA, TKEUSA does not contribute to, has never contributed to, or has ever been required to contribute to, any Multiemployer Plan or has any Liability (including withdrawal Liability) under any Multiemployer Plan. TKEUSA does not maintain or has ever maintained or contributes, has ever contributed, or has ever been required to contribute to any Employee Welfare Benefit Plan providing medical, health, or life insurance or other welfare-type benefits for current or future retired or terminated employees, their spouses, or their dependents (other than in accordance with Code Section 4980B).

        4.12. CONTRACTS. TKEUSA has previously provided ANC access to true, correct and complete copies of all material Contracts to which TKEUSA is a party. As to such Contracts, (i) there are no existing breaches or defaults by TKEUSA thereunder or, to the knowledge of TKEUSA or TKE, by the other parties to such Contracts; (ii) no event, act or omission has occurred or, as a result of the consummation of the transactions contemplated hereby, will occur which (with or without notice, lapse of time or the happening or occurrence of any other event) would result in a default by TKEUSA thereunder or give cause for termination thereof, provided that insofar as the foregoing representation involves the actions or omissions of parties other than TKEUSA, it shall be limited to the knowledge of TKEUSA and TKE; (iii) none of them will result in any loss to TKEUSA upon completion or performance thereof; and (iv) none of the parties to Contracts have expressed an indication to TKEUSA of their intention to cancel, renegotiate or exercise or not exercise any option under any such Contracts as a result of the consummation of the transactions contemplated hereby.



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

        4.13.   INTELLECTUAL PROPERTY.

                (a) TKEUSA owns or has the right to use pursuant to license, sublicense, agreement, or permission all Intellectual Property necessary for the operation of the business of TKEUSA as proposed to be conducted. TKEUSA has taken all commercially reasonable action to maintain and protect each item of Intellectual Property that it owns or uses.

                (b) To the best knowledge of TKE and TKEUSA, TKEUSA has not interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of third parties, and TKEUSA has not received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation or violation (including any claim that TKEUSA must license or refrain from using any Intellectual Property rights of any third Person). To the knowledge of TKEUSA and TKE, no third party has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of any of TKEUSA.

        4.14.   LICENSES, PERMITS AND CONSENTS; COMPLIANCE WITH APPLICABLE LAW.

                (a) TKEUSA has all licenses and permits which individually or in the aggregate are material to the conduct of the business of TKEUSA or any of its employees by reason of such employee's activities on behalf of TKEUSA under applicable law or by any federal, state, local or foreign governmental entity or regulatory body for the operation of the business of TKEUSA, and all of such listed licenses and permits are in full force and effect as of the date hereof. Neither TKEUSA nor TKE has received notice and, to the knowledge of TKEUSA and TKE, there is no reason to believe, that any appropriate authority intends to cancel or terminate any of such licenses or permits or that valid grounds for such cancellation or termination currently exist.

                (b) TKEUSA is not in violation or breach of any, and the business and operations of TKEUSA comply in all material respects and are being conducted in accordance with, all material governing laws, regulations and ordinances applicable thereto and TKEUSA is not in material violation of or in material default under, any judgment, award, order, writ, injunction or decree of any court, arbitration tribunal, governmental entity or regulatory body.

        4.15. EXPORT CONTROL AND RELATED MATTERS. TKEUSA is in compliance in all material respects with all United States Export Control Laws, and is in compliance in all material respects with all foreign Export Control Laws. TKEUSA has all necessary authority under the Export Control Laws to conduct operations including, but not limited to, (i) all licenses for any pending export transactions, (ii) all licenses and clearances for the disclosure of information to foreign persons and (iii) all registrations with government agencies with authority to implement the Export Control Laws.

        4.16. ENVIRONMENTAL, HEALTH AND SAFETY MATTERS TKEUSA and its respective predecessors have at all times complied with, and TKEUSA is presently in compliance with, all



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

material environmental, health, and safety requirements required by applicable United States law.

        4.17. SECURITIES LAW ACKNOWLEDGMENTS. TKE acknowledges that the ANC Shares are, and will be, offered and sold to TKE in reliance on specific exemptions from the registration requirements of United States federal and state securities laws. TKE will not sell or otherwise transfer the ANC Shares without registration under the Securities Act or an exemption therefrom, and fully understand and agree that TKE or any such transferee must bear the economic risk of holding the ANC Shares for an indefinite period of time because, among other reasons, the ANC Shares have not been registered under the Securities Act or under the securities laws of certain states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless the securities are subsequently registered under the Securities Act and under the applicable securities laws of such states or unless an exemption from such registration is available in the opinion of counsel for the holder, which counsel and opinion are reasonably satisfactory to counsel for ANC. TKE is acquiring the ANC Shares for the account of TKE for investment and not with a view to resale or distribution except in compliance with the Securities Act.

        4.18. FINDER'S FEE. There is no investment banker, broker, finder or other intermediary which has been retained by, or is authorized to act on behalf of, TKE or TKEUSA who might be entitled to any fee or commission from ANC or its Affiliates upon the consummation of the transactions contemplated hereby.

        4.19. ACCURACY OF REPRESENTATIONS. The representations and warranties made by TKE and TKEUSA in this Agreement, and in any certificate or schedule referenced hereby or attached hereto, do not contain, and will not contain, any statement which is false or misleading with respect to any material fact and do not and will not omit to state a material fact required to be stated herein or therein or necessary in order to make the statements contained herein or therein not materially false or misleading. There is no material fact or condition which could have a Material Adverse Effect on TKEUSA which has not been set forth in this Agreement or described in the Schedules hereto.

                                   ARTICLE V.

                         REPRESENTATIONS AND WARRANTIES
                          OF ANC, EVANS AND STANKIEWICZ

        ANC, Evans and Stankiewicz, jointly and severally, represent and warrant to, and agree with, TKE and TKEUSA as follows:

        5.1.    ORGANIZATION; AUTHORITY.

                (a) ANC is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. ANC has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. ANC is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction in which the property owned, leased or operated by ANC or the nature of the business conducted by it makes such qualification necessary. ANC has heretofore made available to TKE true, accurate and complete copies of ANC's Articles of Incorporation and By-Laws as in effect on the date hereof and minutes of all meetings of the stockholders and directors of ANC held through and including the date of this Agreement. ANC is not in violation of any of the provisions of its Articles of Incorporation or By-Laws.

                (b) ANC has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors and, if necessary, the stockholders of ANC and no other corporate proceedings on the part of ANC are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.

                (c) This Agreement has been duly authorized, executed and delivered by ANC, Evans and Stankiewicz and constitutes the legal, valid and binding obligations of each of them, enforceable against them in accordance with its terms. The issuance, sale and delivery of the ANC Shares have been duly authorized by all required corporate action on the part of ANC. The ANC Shares when issued and paid for in accordance with this Agreement, will be validly issued, fully paid and nonassessable, with no personal liability attaching to the ownership thereof and will be free and clear of all Liens.

        5.2. CAPITALIZATION. ANC has authorized capital stock of 25,000,000 shares of Common Stock, par value $.001 per share, of which 601,200 shares are issued and outstanding as of the date hereof. A copy of the current stockholder list is attached hereto as Schedule 5.2. All issued and outstanding shares of capital stock of ANC have been duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights. There are no convertible securities, options, warrants, subscription calls or other rights or agreements, arrangements or commitments obligating ANC to issue, transfer or sell any of its securities. All of such shares have been issued in compliance with all Federal and State securities law. None of such issued and outstanding shares is the subject of any voting trust agreement or other agreement relating to the voting thereof or restricting in any way the sale or transfer thereof.

        5.3.    NO CONFLICT; REQUIRED FILINGS AND CONSENTS.

                (a) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, (i) conflict with or violate any law, regulation, court order, judgment or decree, (ii) violate or conflict with the Articles of Incorporation or By-Laws of ANC, or
(iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination or cancellation of any Contract, permit, license or franchise to which ANC is bound or affected, except for conflicts, violations, breaches or defaults which, in the aggregate, would not have a Material Adverse Effect on ANC.

                (b) The execution, delivery or performance of this Agreement does not, and the consummation of the transactions contemplated hereby will not, require any notice, report or other filing with any governmental authority, domestic or foreign, or require any waiver, consent, approval or authorization of any Person or any governmental or regulatory authority, domestic or foreign.

        5.4.    SEC REPORTS; FINANCIAL STATEMENTS.

                (a) ANC has previously delivered to TKE and TKEUSA true and complete copies of its Form 10-SB dated June 29, 1999, Form 10-KSB for the fiscal year ended December 31, 2000 and its Forms 10-QSB for the quarters ended March 31, 2001 and June 30, 2001 (the "SEC REPORTS"), and all other documents (other than preliminary material) that ANC was required to file with the SEC since the effective date of its Form 10-SB. Prior to the Closing Date, ANC will have furnished TKE and TKEUSA with true and complete copies of any additional SEC Reports required to be filed by ANC, if any, with the SEC prior to the Closing Date. As of their respective filing dates, the SEC Reports complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and none of the SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a subsequently filed SEC Document.

                (b) The financial statements of ANC, including the notes thereto, included in the SEC Reports, comply as to form in all material respects with applicable accounting requirements and with respect to the published regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the financial position of ANC at the dates thereof and for the periods to which they relate.

                (c) Except and as to the extent reflected in the June 30, 2001 balance sheet of TKEUSA included in its June 30, 2001 10-QSB, TKEUSA did not have any direct or indirect Liabilities, whether due or to become due, or arising out of transactions entered into, or any state of facts existing, on or prior to June 30, 2001 which would be required to be reflected on the June 30, 2001 balance sheet in accordance with GAAP.

        5.5.    REAL AND PERSONAL PROPERTY.

                (a) ANC does not owns any real property or leases any property which is material to the operation of its business, would result in any material liability if the lease were terminated prior to the expiration of the term thereof or would interfere with the business of ANC if it was required to vacate such premises.

                (b) ANC has good and marketable title to, or valid leasehold or license interests in, all other Assets used or held for use in the conduct of its business, including, without limitation, the Assets reflected on the books and records or acquired after the date thereof (other than those which have been disposed of in the ordinary course of business since such date), free and clear of any Liens, Liens reflected on its books and records and Liens for Taxes not yet due and payable. All of the Assets owned or leased by ANC are in all material respects in good condition and repair, ordinary wear and tear excepted, and well maintained. There are no material capital expenditures currently contemplated or necessary to maintain the current business of ANC.

        5.6. NO UNDISCLOSED LIABILITIES. Except as set forth in ANC's financial statements ANC had no direct or indirect Liabilities, whether due or to become due, or arising out of transactions entered into, or any state of facts existing, on the date hereof.

        5.7. ABSENCE OF CERTAIN CHANGES. Since June 30, 2001 there has been no material adverse change in the condition (financial or otherwise), Assets, Liabilities, results of operations, business or prospects of ANC, and nothing has occurred relative to the business or prospects of ANC which would have a Material Adverse Effect on the future business of ANC.

        5.8. TAX MATTERS. ANC has filed all tax returns required to be filed by it (or has filed appropriate extensions therefor), has paid all taxes due whether identified on the tax returns or otherwise, and has made appropriate provision in the ANC Financial Statements for any taxes not yet due, and all such tax returns were true, correct and complete. None of the tax returns described in the preceding sentence or otherwise filed by or on behalf of ANC contains or will contain a disclosure statement under Section 6661 of the Code or any similar provision of state, local, foreign or other law. No assets of ANC, and no Assets used in the business of ANC, are subject to any Liens for taxes.

        5.9. ENTIRE BUSINESS. No portion of the business of ANC is conducted by any Affiliate of ANC or any third party and all of the Assets necessary for the conduct of the business of ANC as presently conducted are owned by ANC. All such Assets are exclusively owned or leased and used by ANC and its customers.

        5.10. LITIGATION. No material investigation or review by any governmental entity or regulatory body, foreign or domestic, with respect to ANC is pending or, to the knowledge of ANC, Evans or Stankiewicz, threatened against ANC, and no governmental entity or regulatory body has advised ANC of an intention to conduct the same. There is no claim, action, suit, investigation or proceeding pending or, to the knowledge of ANC, Evans or Stankiewicz, threatened against or affecting ANC at law or in equity or before any federal, state, municipal or other governmental entity or regulatory body, or which challenges the validity of this Agreement or any action taken or to be taken by ANC pursuant to this Agreement. As of the date hereof, ANC is not subject to, nor is there in existence, any outstanding judgment, award, order, writ, injunction or decree of any court, governmental entity or regulatory body relating to ANC which would have a Material Adverse Effect on ANC.

        5.11. EMPLOYEE BENEFIT PLANS. ANC does not maintain or contribute to, or is required to maintain or contribute to any Employee Benefit Plan. To the knowledge of ANC, ANC does not contribute to, ever has contributed to, or ever has been required to contribute to, any

Multiemployer Plan or has any Liability (including withdrawal Liability) under any Multiemployer Plan. ANC does not maintain or ever has maintained or contribute, ever has contributed, or ever has been required to contribute to any Employee Welfare Benefit Plan providing medical, health, or life insurance or other welfare-type benefits for current or future retired or terminated employees, their spouses, or their dependents (other than in accordance with Code Section 4980B).

        5.12. CONTRACTS. ANC has previously made available to TKE access to true, correct and complete copies of all material Contracts to which ANC is a party. As to such Contracts, (i) there are no existing breaches or defaults by ANC thereunder or, to the knowledge of ANC, by the other parties to such Contracts; (ii) no event, act or omission has occurred or, as a result of the consummation of the transactions contemplated hereby, will occur which (with or without notice, lapse of time or the happening or occurrence of any other event) would result in a default by ANC thereunder or give cause for termination thereof, provided that insofar as the foregoing representation involves the actions or omissions of parties other than ANC, it shall be limited to the knowledge of ANC, Evans or Stankiewicz; (iii) none of them will result in any loss to ANC upon completion or performance thereof; and (iv) none of the parties to Contracts have expressed an indication to ANC of their intention to cancel, renegotiate or exercise or not exercise any option under any such Contracts as a result of the transactions contemplated hereby.

        5.13.   INTELLECTUAL PROPERTY.

                (a) ANC owns or has the right to use pursuant to license, sublicense, agreement, or permission all Intellectual Property necessary for the operation of the businesses of ANC and as proposed to be conducted. ANC has taken all necessary action to maintain and protect each item of Intellectual Property that it owns or uses.

                (b) To the best knowledge of ANC, Evans and Stankiewicz, ANC has not interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of third parties and ANC has not received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation or violation (including any claim that either ANC must license or refrain from using any Intellectual Property rights of any third Person). To the knowledge of ANC, no third party has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of any Person.

        5.14.   LICENSES, PERMITS AND CONSENTS; COMPLIANCE WITH APPLICABLE LAW.

                (a) ANC has all licenses and permits which individually or in the aggregate are material to the conduct of the business of ANC or any of its employees by reason of such employee's activities on behalf of ANC under applicable law or by any federal, state, local or foreign governmental entity or regulatory body for the operation of the business of ANC, and all of such listed licenses and permits are in full force and effect as of the date hereof. ANC has not received notice and, to the knowledge of ANC, there is no reason to believe, that any appropriate authority intends to cancel or terminate any of such licenses or permits or that valid grounds for such cancellation or termination currently exist.

                (b) ANC is not in violation or breach of any, and the business and operations of ANC comply in all material respects and are being conducted in accordance with, all governing laws, regulations and ordinances applicable thereto and ANC is not in violation of or in default under, any judgment, award, order, writ, injunction or decree of any court, arbitration tribunal, governmental entity or regulatory body.

        5.15. ENVIRONMENTAL, HEALTH AND SAFETY MATTERS ANC and its respective predecessors have at all times complied with, and ANC is presently in compliance with, all environmental, health, and safety requirements required by applicable law.

        5.16. FINDER'S FEE. There is no investment banker, broker, finder or other intermediary which has been retained by, or is authorized to act on behalf of, ANC, Evans, Stankiewicz or their respective Affiliates who might be entitled to any fee or commission from ANC, TKE, TKEUSA or their respective Affiliates upon the consummation of the transactions contemplated hereby or thereafter.

        5.17. ACCURACY OF REPRESENTATIONS. The representations and warranties made by ANC, Evans and Stankiewicz in this Agreement, and in any certificate or schedule referenced hereby or attached hereto, do not contain, and will not contain, any statement which is false or misleading with respect to any material fact and do not and will not omit to state a material fact required to be stated herein or therein or necessary in order to make the statements contained herein or therein not materially false or misleading. There is no material fact or condition which could have a Material Adverse Effect on ANC which has not been set forth in this Agreement or described in the Schedules hereto.

                                  ARTICLE VI.
                                   COVENANTS

        6.1. CONDUCT OF BUSINESS OF ANC AND TKEUSA. From the date hereof to the Closing Date, each of TKEUSA and ANC, as the case may be, shall, and TKE and Evans and Stankiewicz, as the case may be, shall cause TKEUSA and ANC to:

                (i) conduct its business only in the ordinary course and in substantially the same manner as heretofore conducted;

                (ii) maintain and keep its Assets in good repair, working order and condition, except for ordinary wear and tear;

                (iii) use its best efforts to maintain and preserve its business organization intact, retain its present employees so that they will be available after the Closing Date, and maintain its relationships with its customers so that they will be preserved after the Closing Date; and

                (iv) not take any action which would cause the representations and warranties set forth herein to be untrue or which would have a Mutual Adverse Effect on the business of TKEUSA or ANC, as the case may be.

        6.2. NO SOLICITATION. Neither TKE, TKEUSA, ANC, Evans or Stankiewicz shall, and each shall direct and otherwise cause their respective officers, directors, partners, financial advisors, counsel, agents and Affiliates of such party not to, (i) directly or indirectly solicit, encourage or facilitate (including by way of furnishing any non-public information concerning TKE, TKEUSA or ANC, as the case may be) the submission of proposals or offers from any Person other than TKE and ANC relating to any acquisition or purchase of all or a material part of the stock or assets of, or any merger, consolidation or business combination with, TKE, TKEUSA or ANC, as the case may be (an "ACQUISITION PROPOSAL"), or (ii) participate in any discussions or negotiations regarding, or furnish any non-public information to any Person other than the other parties hereto in connection with, any Acquisition Proposal by any Person other than TKEUSA, TKE, ANC or their respective Affiliates, as the case may be.

        6.3.    ACCESS TO INFORMATION; CONFIDENTIALITY.

                (a) Between the date of this Agreement and the Closing Date, TKEUSA and TKE, on the one hand, and ANC, on the other hand, shall give to the other(s) and their respective lenders, officers, directors, financial advisors, counsel and other agents access to all offices of TKEUSA or ANC, as the case may be, and to all of its respective books and records, permit them to make such inspections as they may require and shall cause TKEUSA's or ANC's respective officers, directors and employees to furnish the other(s) and their prospective lenders, officers, directors, financial advisors, counsel and other agents with such financial and operating data and other information with respect to the business and properties of TKEUSA and ANC or their prospective lenders, officers, directors, financial advisors, counsel and other agents may from time to time reasonably request, and as may be necessary to establish the performance by the parties hereto of their covenants under this Agreement and the accuracy of their representations and warranties herein, and in connection with the preparation of any filing or submission to any governmental entity or regulatory body.

                (b) TKE and TKEUSA, on the one hand, and ANC, Evans and Stankiewicz on the other hand, shall hold, and shall use commercially reasonable efforts to cause their respective officers, directors, partners, prospective lenders, financial advisors, counsel and other agents to hold, in strict confidence, unless compelled to disclose by judicial or administrative process, or, in the opinion of their counsel, by other requirements of law, all documents and information concerning TKEUSA or ANC, as the case may be, furnished to the other in connection with the transactions contemplated by this Agreement (except to the extent that such information can be shown to have been (i) in the public domain through no fault of TKEUSA, TKE or any of their respective Affiliates on the one hand, or ANC or its Affiliates, on the other hand; or (ii) later lawfully acquired without the breach of any other agreement by a party hereto or their respective officers, directors, partners, financial advisors, counsel and other agents from other sources) and will not release or disclose such information to any other Person, except its officers, directors, prospective lenders, financial advisors, counsel and other agents in connection with this Agreement. If the transactions contemplated by this Agreement are not consummated, such confidence shall be maintained as hereinbefore provided, and, if requested by any party hereto case may be, the other(s) will, and will cause its officers, directors, partners, prospective lenders, financial advisors, counsel and other agents to, return to the requesting party all copies of written information furnished by or on its behalf to the other(s) or their respective officers, directors, prospective lenders, financial advisors, counsel and other agents.

        6.4. BEST EFFORTS. Subject to the terms and conditions herein provided, each party hereto agrees to use commercially reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations, including making all required submissions or filings with governmental entities and regulatory bodies, to consummate and make effective the transactions contemplated by this Agreement. If, at any time after the Closing Date, any further action is necessary or desirable to carry out the purposes of this Agreement, the parties hereto or their officers, directors or representatives shall take all such necessary action. Each party hereto shall execute any additional instruments necessary to consummate the transactions contemplated hereby.

        6.5. CONSENTS. Each party hereto shall use their best efforts to obtain, at its expense, all consents, approvals and waivers of third Persons or governmental entities or regulatory bodies required to consummate the transactions contemplated hereby.

        6.6. PUBLIC ANNOUNCEMENTS. Each of the parties hereto will consult with one another before issuing any press release or otherwise making any public statement with respect to the transactions contemplated hereby and shall not, except as may be required by law or any listing agreements with any national securities exchange, issue any such press release or make any such public statement without the approval of one another.

        6.7. CONTINUED EFFECTIVENESS OF REPRESENTATIONS AND WARRANTIES. From the date hereof until the Closing Date, each of the parties shall use their respective best efforts to conduct such parties' affairs in such a manner so that, except as otherwise contemplated or permitted by this Agreement, the representations and warranties contained in Articles III and IV shall continue to be true and correct on and as of the Closing Date as if made on the Closing Date and the parties shall promptly notify the others of any event, condition or circumstance occurring from the date hereof through the Closing Date that would constitute a violation or breach such party of any of such representations and warranties.

        6.8. EXPENSES. Except as otherwise provided herein, whether or not the transactions contemplated hereby are consummated, all expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be the obligation of the party incurring such expenses; provided, however, that at the Closing Date, the parties shall pay to Piper Marbury Rudnick & Wolfe LLP $125,000 for legal fees and related disbursements in connection with this Agreement and the transactions contemplated herein.

        6.9.    RECAPITALIZATION. Prior to the Closing Date, ANC shall effect a
19.940179 to 1 forward split of its issued and outstanding capital stock.

        6.10. POST EXCHANGE CAPITALIZATION. Immediately following the Closing Date, the capitalization of ANC, on a fully diluted basis, shall be as set forth in Schedule 6.10.

                                  ARTICLE VII.

                   CONDITIONS PRECEDENT TO PERFORMANCE OF ANC

        The obligations of ANC under this Agreement are subject to the following conditions which may be waived in whole or in part by ANC at its election:

        7.1. BRING DOWN OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of TKEUSA and TKE in this Agreement shall be true and correct in all material respects on the date hereof and shall also be true and correct in all material respects on the Closing Date with the same force and effect as if made on and as of the Closing Date, and TKEUSA and TKE shall have performed or complied in all material respects with all agreements, conditions and covenants required by this Agreement to be performed or complied with by them on or before the Closing Date.

        7.2. AUTHORITY. TKEUSA shall have delivered to ANC a certificate of the Secretary of TKEUSA, certifying to the resolutions of the Board of Directors of TKEUSA authorizing the transactions contemplated hereby and certifying that such resolutions have not been revoked, suspended or amended and remain in full force and effect. ANC shall have received all documents it may reasonably request relating to the existence of TKEUSA and the authority of TKE to enter into this Agreement and to consummate the transactions contemplated hereby.

        7.3. MATERIAL ADVERSE CHANGES. There shall not have been, and on the Closing Date there shall not be in existence, any event, condition or state of facts which could reasonably be expected to result in, any material adverse change in the condition (financial or otherwise), Assets, Liabilities, results of operations, business or prospects of TKEUSA, and ANC shall have received a certificate of the President of TKEUSA to the foregoing effect.

        7.4. CONSENTS. ANC, TKEUSA and TKE shall have obtained all approvals, authorizations and consents required to consummate the transactions contemplated hereby upon terms and subject to conditions satisfactory to ANC in its sole discretion and they shall be in full force and effect. ANC shall have been furnished with appropriate evidence, reasonably satisfactory to it and its counsel, of the granting of such approvals, authorizations and consents.

        7.5. INJUNCTION. There shall be no effective injunction, writ or preliminary restraining order of any nature issued by a court or governmental agency of competent jurisdiction directing that the transactions provided for herein or any of them not be consummated as herein provided or which is reasonably likely to have any material adverse effect of the condition (financial or otherwise), Assets, Liabilities, results of operations, business or prospects of TKEUSA, taken as a whole.

                                 ARTICLE VIII.

                       CONDITIONS PRECEDENT TO PERFORMANCE
                                OF TKE AND TKEUSA

        8.1. BRING DOWN OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of ANC contained in this Agreement shall be true and correct in all material respects on the date hereof and shall also be true and correct in all material respects on and as at the Closing Date with the same force and effect as if made on and as of the Closing Date, and ANC shall have performed or complied in all material respects with all agreements, conditions and covenants required by this Agreement to be performed or complied with by them on or before the Closing Date. TKE and TKEUSA shall have received a certificate of the President of ANC to the foregoing effect.

        8.2. AUTHORITY. ANC shall have delivered to TKE and TKEUSA a certificate of the Secretary of ANC certifying to the resolutions of the Board of Directors of ANC authorizing the transactions contemplated hereby and certifying that such resolutions have not been revoked, suspended or amended and remain in full force and effect. TKE shall have received all other documents it may reasonably request relating to the existence of ANC and the authority of ANC to enter into this Agreement and to consummate the transactions contemplated hereby.

        8.3. RESIGNATIONS. ANC shall have received the resignations of all directors and officers of ANC not designated by ANC effective as of the Closing Date and Evans and Stankiewicz shall have surrendered 200,000 shares (pre-split) to the treasury of ANC.

        8.4. APPOINTMENT OF DIRECTORS. Tsan-Kun Wu and Hsing Chuang shall have been appointed to serve on the Board of Directors of ANC.

        8.5. ADOPTION OF PLAN. ANC shall have adopted a Stock Incentive Plan in the form of Exhibit A hereto pursuant to which 1,000,000 shares of ANC Common Stock shall be reserved for issue.

        8.6. RELEASES. ANC shall have received releases from each of its directors and officers from all claims which such directors and officers may have against ANC as of the Closing Date.

        8.7. CONSENTS. All approvals, authorizations and consents required by ANC to consummate the transactions contemplated hereby shall have been obtained on terms and conditions satisfactory to TKE in its sole discretion and shall be in full force and effect, and TKE shall have been furnished with appropriate evidence, reasonably satisfactory to them and their counsel, of the granting of such approvals, authorizations and consents.

        8.8. INJUNCTION. There shall be no effective injunction, writ or preliminary restraining order of any nature issued by a court or governmental agency of competent jurisdiction directing that the transactions provided for herein or any of them not be consummated as herein provided.

                                  ARTICLE IX.

                     NATURE AND SURVIVAL OF REPRESENTATIONS,
                            WARRANTIES AND COVENANTS

        All statements contained herein or in any certificate, schedule or other document delivered pursuant hereto shall be deemed representations and warranties by the party delivering the same. All representations and warranties and covenants shall survive the Closing Date. All representations and warranties contained in this Agreement and in the disclosure schedules or in any certificates or other documents delivered pursuant hereto shall not be deemed to be waived or otherwise affected by any prior knowledge of, or any investigation made by or on behalf of, any party hereto. All covenants and agreements shall survive the consummation of the transactions contemplated hereby.

                                   ARTICLE X.

                                 INDEMNIFICATION

                (a) Each of TKEUSA and TKE hereby jointly and severally agree to indemnify and hold harmless ANC and their respective Affiliates from and against any Liabilities, damages, losses, claims, Liens, costs or expenses (including reasonable attorneys' fees) of any nature (any or all of the foregoing are herein referred to as "LOSS") insofar as a Loss (or actions in respect thereof), whether existing or accruing prior or subsequent to the Closing Date, arises out of or is based upon any misrepresentation (or alleged misrepresentation) or breach (or alleged breach) of any of the warranties, covenants or agreements made by TKEUSA or TKE in this Agreement or in any certificate, Schedule, document or Exhibit referenced hereby or attached hereto.

                (b) ANC, Evans and Stankiewicz hereby jointly and severally agree to indemnify and hold harmless TKEUSA and TKE from and against any Liabilities, damages, losses, claims, Liens, costs or expenses (including reasonable attorneys' fees) of any nature insofar as a Loss (or actions in respect thereof), whether existing or accruing prior or subsequent to the Closing Date, arises out of or is based upon any misrepresentation (or alleged misrepresentation) or breach (or alleged breach) of any of the warranties, covenants or agreements made by ANC, Evans and Stankiewicz in this Agreement or in any certificate, Schedule, document or Exhibit referenced hereby or attached hereto.

                                  ARTICLE XI.

                         TERMINATION; AMENDMENT; WAIVER

        11.1. TERMINATION. This Agreement and the transactions contemplated hereby may be terminated at any time prior to the Closing:

                (a)     by mutual written agreement of TKE, TKEUSA and ANC;

                (b) by TKE and TKEUSA, on the one hand, or ANC, on the other hand, as the case may be, if the Closing shall not have occurred on or before November 30, 2001 so long as the party terminating this Agreement pursuant to this Section 11.1 has not made any material misrepresentation or materially breached a covenant, agreement or warranty contained herein;

                (c) by ANC, on the one hand, or TKEUSA and TKE, on the other hand, if (i) the transactions contemplated hereby shall violate any non-appealable final order, decree or judgment of any court or governmental entity or regulatory body having competent jurisdiction or (ii) there shall be a statute, rule or regulation which makes the transactions contemplated hereby illegal or otherwise prohibited; or

                (d) by TKEUSA and TKE, on the one hand, and ANC, Evans and Stankiewicz on the other hand, in the event the other makes a material misrepresentation or breaches a covenant, agreement or warranty set forth in this Agreement, but such non-misrepresenting or non-breaching party's election to terminate shall not limit, waive or prejudice such party's remedies at law or in equity.

        In the event this Agreement is terminated as provided in Section 11.1(a), (b) or (c), this Agreement shall become void and of no further force and effect and no party hereto shall have any further liability to any other party hereto, except that Sections 4.18, 5.16, 6.2, 6.3, 6.6 and 6.8 shall survive and continue in full force and effect notwithstanding termination.

        11.2. AMENDMENT. This Agreement may be amended by action taken by the parties hereto by an instrument in writing.

        11.3. EXTENSION; WAIVER. At any time prior to the Closing Date, TKE, TKEUSA and ANC may (i) extend the time for the performance of any of the obligations or other acts of the other; (ii) waive any inaccuracies in the representations and warranties contained herein or in any document, certificate or writing delivered pursuant hereto or thereto; and (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of any party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed by or on behalf of such party.

                                  ARTICLE XII.

                                  MISCELLANEOUS

        12.1. ENTIRE AGREEMENT; ASSIGNMENT. This Agreement, together with all Schedules and Exhibits, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties or between any of them with respect to the subject matter hereof. All references to Sections, Exhibits and Schedules shall be deemed references to such parts of this Agreement unless the text requires otherwise. This Agreement shall not be assigned by operation of law or otherwise.

        12.2. NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made as of the date delivered or mailed if delivered in person, by telecopy, cable, telegram or telex, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

               if to ANC:

                      2995 El Camino Road
                      Las Vegas, Nevada  89146
                      Fax:
                      Attn:  Ms. Marci Evans

               with a copy to:

                      Flexx Capital Partners Inc.
                      5505 E. Carson, #343
                      Lakewood, CA  90713
                      Fax:  (562) 377-0109
                      Attn: Mr. John Freeland

               if to TKEUSA or TKE:

                      2670 East Walnut Street
                      Pasadena, California  91107

               with a copy to:

                      Piper Marbury Rudnick & Wolfe LLP
                      1251 Avenue of the Americas
                      New York, New York 10020
                      Fax:   (212) 835-6001
                      Attn:  Paul J. Pollock, Esq.

or to such other address as the Person to whom notices is given may have previously furnished to the others in writing in the manner set forth above.

        12.3. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to applicable principles of conflicts of laws thereof.

        12.4. PARTIES IN INTEREST. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, its successors and assigns.

        12.5. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

        12.6. SPECIFIC PERFORMANCE. Irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with the terms hereof, and the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

        12.7. CONSTRUCTION. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation. Nothing in the Schedules shall be deemed adequate to disclose an exception to a representation or warranty made herein unless the Schedule identifies the exception with reasonable particularity and describes the relevant facts in reasonable detail. Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item shall not be deemed adequate to disclose an exception to a representation or warranty made herein (unless the representation or warranty has to do with the existence of the document or other item itself). The parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the party has not breached shall not detract from or mitigate the fact that the party is in breach of the first representation, warranty, or covenant.

        12.8. SEVERABILITY. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained therein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and the terms thereof shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

        12.9. INCORPORATION OF EXHIBITS AND SCHEDULES. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

        IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its officers thereunto duly authorized, or individually, as the case may be, all as of the day and year first above written.



                                            TSANN KUEN ENTERPRISE CO. LTD.


                                            By: /s/ Tsan-Kun Wu
                                               ---------------------------------
                                               Name:  Tsan-Kun Wu
                                               Title: Chairman


                                            TSANN KUEN U.S.A. INCORPORATED


                                            By: /s/ Tsan-Kun Wu
                                               ---------------------------------
                                               Name:  Tsan-Kun Wu
                                               Title: Chairman


                                            ACCESS NETWORK CORPORATION


                                            By: /s/ Marci Evans
                                               ---------------------------------
                                               Name:  Marci Evans
                                               Title: President


                                            By: /s/ Michael Stankiewicz
                                               ---------------------------------
                                               Michael Stankiewicz


                                            By: /s/ Marci Evans
                                               ---------------------------------
                                               Marci Evans

                                  SCHEDULE 6.10
                          POST EXCHANGE CAPITALIZATION


TKE                          12,000,000
                              1,000,000 (reserved for option plan)

Investor Group                8,000,000

Astral Holdings Group           750,000